SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2007

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-30517	56-2179531
(State or other jurisdiction of incorporattion)	(Commission File No.)	(IRS Employer Identification number)

4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NC 28211

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 225-8444

2593 WEST ROOSEVELT BOULEVARD, MONROE, NC 28111-0418

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 27, 2007, E. Michael Gudely, formerly Senior Vice President and Chief Operating Officer of American Community Bank, Monroe, North Carolina (the “Bank”), the wholly-owned subsidiary of American Community Bancshares, Inc. (the “Registrant”), resigned as an officer of the Bank.

Mr. Gudely’s resignation was not due to any disagreement with the Registrant or the Bank.

ITEM 8.01	OTHER EVENTS

Stock Repurchase Plan

On July 30, 2007, the Registrant announced that its Board of Directors has approved a plan to repurchase up to 275,000 shares of the Company’s common stock. This authorization is in addition to 14,900 shares of the Registrant’s common stock that remain available for repurchase under a previous authorization approved by the Board of Directors on March 27, 2007.

A copy of the press release announcing the Registrant’s repurchase plan is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Quarterly Stock Dividend

On July 30, 2007, the Registrant announced that its Board of Directors declared a cash dividend of $0.05 per share for the third quarter of 2007. The dividend will be payable on September 4, 2007 to shareholders of record on August 24, 2007.

A copy of the press release announcing the Registrant’s cash dividend for the third quarter is attached hereto as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 30, 2007 (stock repurchase plan)

99.2	Press Release dated July 30, 2007 (quarterly dividend)

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

By:	/s/ Randy P. Helton
Randy P. Helton
President and CEO

Dated: July 31, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated July 30, 2007 (stock repurchase plan)

99.2	Press Release dated July 30, 2007 (quarterly dividend)